UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



               Date of Event Requiring Report: July 15, 2003
                                               -------------



                      PRIME HOLDINGS AND INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-30477              88-0421215
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                          521 Fifth Avenue, Suite 1700
                                  New York, NY
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 292-4258
                                                          -----------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     Effective on July 15, 2003, Evancic Perrault Robertson of North Vancouver, British Columbia, Canada resigned as principal accountant engaged to audit the financial statements of Prime Holdings and Investments, Inc. (the "Company"). Evancic Perrault Robertson performed the audit of the Company's financial statements for the fiscal year ended December 31, 2002 and December 31, 2001.
During the Company's two more recent fiscal years and the subsequent interim period preceding the date of their resignation, there were no disagreements with Evancic Perrault Robertson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Evancic Perrault Robertson satisfaction would have caused Evancic Perrault Robertson to make reference to this subject matter of the disagreements in connection with Evancic Perrault Robertson's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

     The audit reports of Evancic Perrault Robertson for the Company's fiscal year ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion, a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

     The Company has requested Evancic Perrault Robertson to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of the letter is attached as an exhibit herein.

     Effective on September 24, 2003, the Company engaged Meyler & Company, LLC, Certified Public Accountants of One Arin Park, 1715 Highway 35, Middletown, NJ 07748 to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Meyler & Company, LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

     Board of Directors of the Company approved the change in accountants described herein.


ITEM  5.  OTHER EVENTS.

          Not applicable.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------


                   16         Resignation of Evancic Perrault Robertson
                   23         Consent of Evancic Perrault Robertson



ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.

ITEM  9.  REGULATION FD DISCLOSRE.

          Not applicable


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, WAIVER OF A PROVISION OF THE CODE OF ETHICS.

          Not applicable.


ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

          Not applicable.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 25, 2004                      Prime Holdings and Investments, Inc.
       -------------------                 ------------------------------------
                                                        (Registrant)


                                           By: /s/ John Visendi
                                              ---------------------------------
                                              John Visendi
                                              Chief Executive Officer, Treasurer
                                              and Director
                                              (Principal Accounting Officer)